                                                             EXHIBIT 23(E)(I)(B)

                                AMENDED EXHIBIT A

     THIS EXHIBIT A, amended and restated as of November 14, 2006, is Exhibit A to that certain Distribution Agreement dated as of January 1, 2004 between Professional Funds Distributor, LLC and WT Mutual Fund.

1.  Wilmington Short/Intermediate-Term Bond Fund           Institutional Shares
                                                           A Shares

2.  Wilmington Broad Market Bond Fund                      Institutional Shares
                                                           A Shares

3.  Wilmington Municipal Bond Fund                         Institutional Shares
                                                           A Shares

4.  Wilmington Large-Cap Core Fund                         Institutional Shares
                                                           A Shares

5.  Wilmington Large-Cap Value Fund                        Institutional Shares
                                                           A Shares

6.  Wilmington Small-Cap Core Fund                         Institutional Shares
                                                           A Shares

7.  Wilmington Multi-Manager Real Asset Fund               Institutional Shares
                                                           A Shares

8.  Wilmington Multi-Manager International Fund            Institutional Shares
                                                           A Shares

9.  Wilmington Multi-Manager Large-Cap Fund                Institutional Shares
                                                           A Shares

10. Wilmington Multi-Manager Mid-Cap Fund                  Institutional Shares
                                                           A Shares

11. Wilmington Multi-Manager Small-Cap Fund                Institutional Shares
                                                           A Shares

12. Wilmington Large-Cap Growth Fund                       Institutional Shares
                                                           A Shares

13. Roxbury Mid-Cap Fund                                   Institutional  Shares
                                                           Investor Shares

14. Roxbury Small-Cap Growth Fund                          Institutional Shares
                                                           Investor Shares

15. Wilmington Prime Money Market Fund                     Institutional Shares
                                                           Service Shares
                                                           Class W Shares

16. Wilmington U.S. Government Money Market Fund           Institutional Shares
                                                           Service Shares
                                                           Class W Shares

17. Wilmington Tax - Exempt Money Market Fund              Institutional Shares
                                                           Class W Shares

18. Wilmington Aggressive Asset Allocation Fund            Institutional Shares
                                                           A Shares

19. Wilmington Moderate Asset Allocation Fund              Institutional Shares
                                                           A Shares

20. Wilmington Conservative Asset Allocation Fund          Institutional Shares
                                                           A Shares

21. Wilmington Small-Cap Growth Fund                       Institutional Shares
                                                           A Shares

22. Wilmington Mid-Cap Core Fund                           Institutional Shares
                                                           A Shares

23. Wilmington Small-Cap Value Fund                        Institutional Shares
                                                           A Shares

24. Wilmington ETF Allocation Fund                         Institutional Shares
                                                           A Shares

25. Wilmington Fundamentally Weighted Large Company Fund   Institutional Shares
                                                           A Shares

26. Wilmington Fundamentally Weighted Small Company Fund   Institutional Shares
                                                           A Shares